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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 28, 2003
                                                         ----------------


                                PULTE HOMES, INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its Chapter)


         Michigan                         1-9804                 38-2766606
----------------------------         ----------------        -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



    100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (248) 647-2750
                                                           --------------


    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS

         On January 28, 2003, Pulte Homes, Inc. issued the press release attached hereto as Exhibit 99.1 announcing its earnings for the three months and year ended December 31, 2002.

ITEM 7.           EXHIBITS

                  Exhibit 99.1: Fourth quarter earnings press release dated January 28, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PULTE HOMES, INC.


Date:
January 28, 2003                  By:  /S/ JOHN R. STOLLER
                                       -----------------------------------------
                                          Name:  John R. Stoller
                                          Title:  Senior Vice President, General
                                                     Counsel and Secretary



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                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION
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Exhibit 99.1:     Fourth quarter earnings press release dated January 28, 2003.